UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 12, 2006

Date of Report (Date of earliest event reported)

INFOSONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32217	33-0599368
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5880 Pacific Center Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 373-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement

Approval of InfoSonics Corporation 2006 Equity Incentive Plan

On June 12, 2006, at the 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”) of InfoSonics Corporation (the “Company”), the Company’s stockholders approved the InfoSonics Corporation 2006 Equity Incentive Plan (the “2006 Plan”). The Board of Directors, on the recommendation of its Compensation Committee, and subject to stockholder approval, adopted the 2006 Plan on April 11, 2006.

500,000 shares of the Company’s common stock are authorized for issuance under the 2006 Plan, which includes 174,102 shares previously available for grant under the Company’s 2003 Stock Option Plan. The Compensation Committee will administer the 2006 Plan although the Board of Directors may delegate administration of the 2006 Plan to one or more other committees of the Board. Employees, non-employee directors, consultants, advisors and independent contractors are eligible to receive equity awards under the 2006 Plan, which may include stock options, stock appreciation rights, stock units or stock grants. The 2006 Plan will terminate on June 12, 2016 unless sooner terminated.

The foregoing summary of the 2006 Plan, and a more detailed summary set forth in the Company’s proxy statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 28, 2006 (the “2006 Proxy Statement”), are qualified in their entirety by reference to the full text of the 2006 Plan included as Appendix B to the 2006 Proxy Statement. The form of Stock Option Grant Notice/Stock Option Agreement approved by the Compensation Committee for use under the 2006 Plan is filed as an exhibit to this report.

Approval of Stock Options Granted to Non-Employee Members of the Board of Directors During 2005

On June 12, 2006, at the 2006 Annual Meeting, the Company’s stockholders approved the grant of stock options to non-employee members of the Company’s Board of Directors. The stock options were originally granted under the Company’s 2003 Stock Option Plan (the “2003 Plan”) by the Board of Directors or the Compensation Committee, as applicable. Following approval of the stock option grants, the Board of Directors was advised that certain provisions of the 2003 Plan did not permit the grants as previously approved. Therefore, by Board action on April 11, 2006, the Board of Directors amended and restated the original terms of the option grants to provide that the options were granted outside of the 2003 Plan, but to the extent possible, subject to the terms and conditions of the 2003 Plan. The options, as amended and restated, were not exercisable until stockholders approved the grants at the 2006 Annual Meeting.

The following table summarizes the individual grants to the non-employee directors described above and approved by stockholders.

Stock Option Grants to Non-Employee Directors in 2005

Name	Number of Shares Subject to Options	Date Granted	Exercise Price	Expiration Date
Randall P. Marx	15,000	01/21/05	$3.29	01/21/10
	15,000	12/30/05	$16.24	12/30/08
Robert S. Picow	15,000	01/21/05	$3.29	01/21/10
	15,000	12/30/05	$16.24	12/30/08
Kirk A. Waldron	15,000	01/21/05	$3.29	01/21/10
	15,000	12/30/05	$16.24	12/30/08

A more detailed summary of the grants to the non-employee directors is set forth in Proposal 4 (“To Approve Stock Options Granted to Non-Employee Members of Our Board of Directors During Fiscal Year 2005”) in the Company’s proxy statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 28, 2006. The form of the Amended and Restated Stock Option Agreement used by the Company to evidence the stock option grants to the non-employee directors is filed as an exhibit to this report.

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	InfoSonics Corporation 2006 Equity Incentive Plan (incorporated by reference to Appendix B to the definitive proxy statement filed by the Company on April 28, 2006)
10.2	Form of Stock Option Grant Notice/Stock Option Agreement under the InfoSonics Corporation 2006 Equity Incentive Plan
10.3	Form of Amended and Restated Stock Option Agreement (Non-Employee Directors’ Option)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Dated: June 12, 2006	By:	/s/ Jeffrey A. Klausner
Jeffrey A. Klausner
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	InfoSonics Corporation 2006 Equity Incentive Plan (incorporated by reference to Appendix B to the definitive proxy statement filed by the Company on April 28, 2006)
10.2	Form of Stock Option Grant Notice/Stock Option Agreement under the InfoSonics Corporation 2006 Equity Incentive Plan
10.3	Form of Amended and Restated Stock Option Agreement (Non-Employee Directors’ Option)